Exhibit 10.2

AMENDMENT NO. 1

TO

SABAN CAPITAL ACQUISITION CORP.

CONVERTIBLE PROMISSORY NOTE

THIS AMENDMENT NO. 1 TO SABAN CAPITAL ACQUISITION CORP. CONVERTIBLE PROMISSORY NOTE (this “Amendment”), dated as of September 21, 2018, is entered into by and between Saban Capital Acquisition Corp., a Cayman Islands exempted company (the “Maker”), and Saban Sponsor LLC, a Delaware limited liability company (“Payee”).

WHEREAS, the Maker and the Payee are parties to that certain Convertible Promissory Note, dated as of March 12, 2018 (the “Note”), with a maximum principal amount not to exceed $1,000,000; and

WHEREAS, the Maker and the Payee desire to amend the Note to extend the Maturity Date as more particularly set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by each party hereto as follows:

1.      Amendment. The first sentence of Section 1 of the Note is hereby amended and restated in its entirety to read as follows:

“All unpaid principal under this Note including accrued interest hereon pursuant to Section 2 shall be due and payable in full on the earlier of (i) March 31, 2019, (ii) the effective date of a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, involving the Company and one or more businesses, and (iii) the termination, for any reason, of that certain Business Combination Agreement, dated as of September 13, 2018, by and among the Maker and the other parties thereto (such earlier date, the “Maturity Date”), unless accelerated upon the occurrence of an Event of Default (as defined below).”

2.      No Other Amendments. Except as expressly amended and modified by this Amendment, the Note is and shall continue to be in full force and effect in accordance with the terms thereof.

3.      Construction. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK.

[Signature page follows]

IN WITNESS WHEREOF, the Maker and Payee, intending to be legally bound hereby, have caused this Amendment to be duly executed by the undersigned as of the day and year first above written.

SABAN CAPITAL ACQUISITION CORP.

By:	/s/ Adam Chesnoff
	Name:	Adam Chesnoff
	Title:	President and Chief Executive Officer

Acknowledged and agreed as of the day and year first above written.

SABAN SPONSOR LLC

By:	/s/ Greg Ivancich
	Name:	Greg Ivancich
	Title:	Authorized Person